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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On September 26, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”)

ADP Ascending
Published by Global Strategy Group Just now
ADP can be a more effective company by improving its operations and making the customer experience better. To learn more about the valuable skills and expertise that Pershing Square’s Nominees tor ADP’s Transformation will add to address these needs and unlock the company’s potential, visit https://adpascending.com/
Home I ADP Ascending
ADP Ascending asks is ADP achieving its full potential and investors and analysts who would like to ask a Question should vote the GOLD Proxy Card.
ADPASCENDING.COM

On September 26, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

ADP Ascending
@ADPascending
Want to know how to #VoteGold ? Get the info here:
How to Vote ADP Ascending
ADP has informed Broadridge that the record date for voting at the 2017 annual meeting is September 8, 2017. Review Gold Card Voting when available.
adpascending.com
6:26 AM - 26 Sep 2017

ADP Ascending
@ADPascending
Our first weekly question to $ADP remains unanswered -What are $ADP•s margins by sub-segment?
Your vote is important. Vote the GOLD Proxy Card Today.
Question:
What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses?
Is ADP earning comparable margins to Paychex (-41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services.
ADPascending.com
11:02 AM - 26 Sep 2017

Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on Twitter:

ADP Ascending
ASCENDING
@ADPascending
v
ADP is falling behind its competitors.
#VoteGOLD to transform the company today.
Read more: adpascending.com
ADPASCENDING
Vote GOLD
3:15PM- 25 Sep 2017
Q

ADP Ascending
ASCENDING
@ADPascending
You can transform $ADP for the better today. Find out how: adpascending.com #VoteGOLD
Vote GOLD to dramatically improve ADP’s performance. ADP will continue to underperform unless ADP shareholders demand better. Make your voice heard.
Vote GOLD
3:25 PM - 25 Sep 2017

ADP Ascending
ASCENDING
@ADPascending
v
ADP has untapped potential - #VoteGOLD to
help unlock it. Find out more:
adpascending.com
Vote GOLD to transform ADP into a more
efficient, profitable and competitive company.
Vote GOLD
3:26 PM - 25 Sep 2017
Q

ADP Ascending
ASCENDING
@ADPascending
ADP has untapped potential - #VoteGOLD to
help unlock it. Find out more:
adpascending.com
ADPASCENDING
Vote GOLD
3:27 PM - 25 Sep 2017
0

ADP Ascending
ASCENDING
@ADPascending
ADP is falling behind its competitors.
#VoteGOLD to transform the company today.
Read more: adpascending.com
Vote GOLD to ensure ADP reaches its full
potential. ADP’s gross margin of 60% 74%
substantially trails its competitors’ margins.
ADP
Competitors
Vote GOLD
3:28 PM - 25 Sep 2017
0

ADP Ascending
ASCENDING
@ADPascending
You can transform $ADP for the better today.
Find out how: adpascending.com
#VoteGOLD
ADPASCENDING
Vote GOLD
3:38 PM - 25 Sep 2017
Q